EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the YCG Mutual Funds, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the YCG Mutual Funds for the period May 31, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the YCG Mutual Funds for the stated period.

/s/ Brian A. Yacktman	/s/ William D. Kruger
Brian A. Yacktman Principal Executive Officer, YCG Mutual Funds	William D. Kruger Principal Financial Officer, YCG Mutual Funds
Dated:	7/31/2026

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by YCG Mutual Funds for purposes of Section 18 of the Securities Exchange Act of 1934.